(OTC: ADTM)

Bullish

Overview

Recent Price	$5.25
52 Week Range	$1.70 - $5.35
1 Month Range	$2.05 - $5.35
Avg Daily Volume	27,491
PE Ratio	n/a

Earnings Per Share

Year	EPS
2014(E)	n/a

Capitalization

Shares Outstanding	11.6MM
Market Capitalization	$61.48MM

Predictive Range

Expected Movement	$6.07 - $6.46


September 25, 2014
November 17, 2014
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Adaptive Medias Inc.

Adaptive Media is a programmatic audience and content monetization provider for website owners, app developers and video publishers who want to more effectively optimize content through advertising. The Company provides a foundation for publishers and developers looking to engage brand advertisers through a multi-channel approach that delivers integrated, engaging and impactful ads across multiple devices. Adaptive Media meets the needs of its publishers with an emphasis on maintaining user experience, while delivering timely and relevant ads through its multi-channel ad delivery and content platform. For more information, please visit www.adaptivem.com.

Investment Highlights

- **PATTERN SCAN** predicts the price of ADTM expected to move up in the coming weeks based on the appearance of a 'Measured Gap' pattern. Specifically, a ACT EOD variant of Measured Gap has been detected. The target is $6.42.
- **SQUEEZETRIGGER** predicts that when ADTM closes above $4.78, we expect a short squeeze to begin that could quickly drive the price of ADTM considerably higher.
- **VALUATION** ADTM has a current short squeeze value of $15.99 which means the stock is undervalued compared to its Price of $5.25.

How WealthMakers Market Reads Work:

WealthMakers Market Reads™ provide you with market performance predictions based on proprietary technologies, trading algorithms and data to help you make better, more informed investment decisions. Here's a quick review of our predictive technologies:

- **EARNINGS** Most stock price histories show random or unpredictable movements around earnings reports. But some repeat the same pattern quarter after quarter, year after year. Earnings predicts probability, price move and length of move before and after all US stock earnings reports.
- **FRICTION FACTOR** Friction Factor is based on the relationship between the price of a stock and the volume at which it's bought and sold. Normal and abnormal Friction factor patterns can help you time your buying and selling decisions for maximum earnings potential.
- **GATS** The Global Automated Trading System (GATS) combines neural networks and genetic algorithms to reduce investment risks. GATS selects the highest probability trades in stocks, bonds, options, commodities, currencies and private equities, delivering precise, predictive and profitable data.
- **GROUP SECTOR** Certain institutions can exert buying or selling pressure over an entire industry group, pushing prices higher. Group Sector identifies stocks that most closely match their group's movement and generate powerful group consensus trading signals to help you profit from the herd mentality.
- **PATTERN SCAN** This technology automatically tracks "Trigger Events" that positively or negatively affect the value of a stock — or its perceived value among analysts — ranging from price fluctuations to natural disasters and political shifts. The results reveal patterns that can predict market movements.
- **EVENTS** Events describe the current technical situation in your stock. It displays the technicals, trend conditions and seasonal factors and automatically discovers how that stock has performed in the trading days following the occurrences of the event or combination of events. This technology automatically scans using complex historical queries based on what event is taking place right now in the stock. It then displays the probability, expected return and number of trading days for the expected move.
- **RegSHO NAKED SHORTS** Tracks EVERY failure to deliver in all US stocks and all Threshold Security Lists daily for which stocks have naked short positions
- **SEASONALITY** Seasonality analyzes more than 20 years of data to determine if stocks have a long or short seasonal bias, how many trading days the move is expected to last, the probability of that move and the percentage move the stock is expected to make based on the seasonal bias.
- **SQUEEZE TRIGGER** Our proprietary database of more than 3,500,000,000 short sale transactions allows us to calculate the exact price at which the total short interest is short in each stock. Squeeze Trigger Alerts let you know exactly when a short squeeze will start and how to trade profitably.
- **VALUATION** A stock's value is a function of its forecasted earnings per share and forecasted earnings growth, as well as profitability, interest and inflation rates. Valuation use these metrics to determine at what price a stock is undervalued or overvalued, so that you can make investment decisions accordingly.
- **INSIDER** Significant stock sales or purchases by company "insiders" (officers or directors) can be a predictor of future price movements — up or down. The Insider strategy tracks these actions and correlates them with historical data to give you an investment edge.

Squeeze Trigger

Calculates the exact price at which a short squeeze will start.

Adaptive Medias Inc. (OTC: ADTM) has just triggered an alert where ADTM is crossing above its primary SqueezeTrigger Price, the price that a short squeeze can start in any stock. Given the amount that short sellers need to cover, it is predicted that ADTM could go up dramatically by November 10, 2014
The Cumulative Squeeze Trigger price for ADTM is $4.78.

This means that now that ADTM closed above $4.78, we expect a short squeeze to begin that could quickly drive the price of ADTM considerably higher.


September 29, 2014
November 10, 2014
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- ADTM has hit the Squeeze Trigger price of $4.78
- Based on the amount of value that short sellers need to cover, a short squeeze is predicted at $4.78.
- Short Sellers will be compelled to buy to cover short positions, sending the price higher.

Pattern Scan

Tracks "Trigger Events" that positively or negatively affect the value of a stock.

Adapitve Medias, Inc. (OTC: ADTM) is predicted to go up in coming weeks based on bullish technical trends that have appeared in the recent performance of the stock. ADTM has demonstrated Measured Gap strategy ACT EOD with a strength of 4.0/5. The higher the strength, the higher the probability of an accurate prediction.



September 25, 2014
October 16, 2014
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- The price of ADTM expected to move up in the coming weeks.
- PatternScan has detected that a 'ACT EOD' pattern has appeared.
- Specifically, a ACT EOD variant of Measured Gap has been detected.
- This indicates a high probablity that ADTM will move up in the coming weeks.

Squeeze Trigger

We have a proprietary database of all trading in US stocks and maintain massive databases of short sale and naked short sale time and sales data, along with short squeeze SqueezeTrigger prices. We are the only firm that knows the exact price that a short squeeze will start in every US stock.

The Cumulative Squeeze Trigger price for ADTM is $4.78.

This means that when ADTM closes above $4.78, we expect a short squeeze to begin that could quickly drive the price of ADTM considerably higher.

Date	ShortVolume	TotalVolume	Percent	SqueezeTrigger	$Value
10/10/2014	34,601	79,645	43.44%	$4.92	$170,064
10/9/2014	8,328	46,138	18.05%	$4.36	$36,268
10/8/2014	5,560	35,939	15.47%	$3.99	$22,157
10/7/2014	0	25,474	0.00%	$4.02	$0
10/6/2014	2,000	24,668	8.11%	$4.37	$158,876
10/3/2014	34,356	80,425	42.72%	$4.41	$151,510
10/2/2014	9,161	45,314	20.22%	$4.44	$40,629
10/1/2014	35,239	110,265	31.96%	$4.37	$153,994
9/30/2014	23,042	92,367	24.95%	$4.11	$94,703
9/29/2014	25,340	61,953	40.90%	$3.92	$99,206
9/26/2014	46,723	122,190	38.24%	$3.68	$171,707
9/25/2014	11,450	19,981	57.30%	$3.40	$38,873
9/24/2014	8,910	23,584	37.78%	$3.25	$28,913
9/23/2014	8,538	23,245	36.73%	$3.20	$27,279
9/22/2014	14,015	50,277	27.88%	$3.07	$43,026
9/19/2014	32,725	95,372	34.31%	$2.80	$91,466
9/18/2014	9,973	16,343	61.02%	$2.50	$24,933
9/17/2014	5,200	17,799	29.22%	$2.40	$12,480
9/16/2014	0	3,979	0.00%	$2.45	$0
9/15/2014	3,500	23,213	15.08%	$2.58	$9,030
9/12/2014	10,270	33,524	30.63%	$2.70	$27,729
9/11/2014	24,013	73,111	32.84%	$2.49	$59,792
9/10/2014	18,218	46,975	38.78%	$2.19	$39,806
9/9/2014	4,200	17,365	24.19%	$2.14	$8,988
9/8/2014	502	3,960	12.68%	$2.22	$1,112
9/5/2014	12,467	30,871	40.38%	$2.24	$27,864
9/4/2014	5,302	6,718	78.92%	$2.24	$11,876
9/3/2014	9,837	16,261	60.49%	$2.19	$21,543
9/2/2014	4,466	17,514	25.50%	$2.17	$9,691
8/29/2014	4,510	10,585	42.61%	$2.20	$9,922
8/28/2014	0	4,736	0.00%	$2.20	$0
8/27/2014	350	10,549	3.32%	$2.23	$781
8/26/2014	1,648	21,128	7.80%	$2.24	$3,683
8/25/2014	2,902	9,376	30.95%	$2.36	$6,834
8/22/2014	434	7,821	5.55%	$2.45	$1,061
Total	**3,593,966**	**14,771,225**	**24.33%**	**$4.78**	**$17,184,651**

*Total includes data back to 7-8-10. Chart truncated for viewing.

Friction Factor

Friction Factor determines if there is normal or abnormal behavior in the price action of the stock when compared to the buying vs. selling trading statistics. It shows us how many more shares of buying than selling it takes to move a stock higher by 1 cent, or how many more shares of selling than buying it takes to drop a stock by 1 cent. Here is how to understand Friction Factor.

- If Friction Factor is positive, more buying than selling caused ADTM's price to rise
- If Friction Factor is negative, more selling than buying caused ADTM's price to fall
- If Friction Factor is 0, there was no discernable activity either way
- If Friction Factor is abnormal, it means that more buying than selling caused the price to drop which is evidence of manipulative activity. In some cases more selling than buying can cause the price to increase. While this is rare, it must be noted as well. Friction Factor raw data.

Date	Change	BuyVol	SellVol	NetVol	Friction
10/10/2014	$0.71	37,742	37,147	595	8
10/9/2014	$0.37	26,656	16,822	9,834	266
10/8/2014	$0.37	26,557	6,717	19,840	536
10/7/2014	-$0.44	7,719	13,939	-6,220	-141
10/6/2014	-$0.30	7,600	17,017	-9,417	-314
10/3/2014	$0.08	60,623	19,340	41,283	5,160
10/2/2014	-$0.13	14,585	30,478	-15,893	-1,223
10/1/2014	$0.26	41,537	64,938	-23,401	Bullish Bias
9/30/2014	$0.26	38,329	37,732	597	23
9/29/2014	$0.13	38,503	23,345	15,158	1,166
9/26/2014	$0.35	82,543	39,407	43,136	1,232
9/25/2014	$0.39	14,543	4,600	9,943	255
9/24/2014	$0.05	4,283	17,893	-13,610	Bullish Bias
9/23/2014	$0.09	9,466	13,709	-4,243	Bullish Bias
9/22/2014	$0.16	22,973	24,179	-1,206	Bullish Bias
9/19/2014	$0.02	50,759	44,415	6,344	3,172
9/18/2014	$0.20	8,571	7,712	859	43
9/17/2014	$0.07	6,599	11,052	-4,453	Bullish Bias
9/16/2014	-$0.05	400	3,579	-3,179	-636
9/15/2014	-$0.26	5,788	17,379	-11,591	-446
9/12/2014	$0.02	11,507	19,639	-8,132	Bullish Bias
9/11/2014	$0.40	29,936	42,947	-13,011	Bullish Bias
9/10/2014	$0.21	33,841	13,134	20,707	986
9/9/2014	-$0.12	15,396	1,600	13,796	Bearish Bias
9/8/2014	-$0.03	802	2,951	-2,149	-716
9/5/2014	-$0.01	14,935	15,935	-1,000	-1,000
9/4/2014	$0.00	6550	100	6,450	Bearish Bias
9/3/2014	$0.10	8,676	7,585	1,091	109
9/2/2014	-$0.06	10,215	4,574	5,641	Bearish Bias
8/29/2014	$0.00	10,277	0	10,277	Bearish Bias
8/28/2014	-$0.06	3,234	1,501	1,733	Bearish Bias
8/27/2014	$0.06	5,458	4,981	477	80
8/26/2014	-$0.07	6,948	13,612	-6,664	-952
8/25/2014	-$0.17	6,400	2,909	3,491	Bearish Bias
8/22/2014	-$0.01	4,490	2,834	1,656	Bearish Bias
8/21/2014	$0.02	12,102	44,496	-32,394	Bullish Bias
8/20/2014	-$0.02	5,600	3,700	1,900	Bearish Bias
8/19/2014	-$0.05	3,686	1,666	2,020	Bearish Bias

Valuation

Short Squeeze Value is a measure of a stock's current worth if a short squeeze occurs. ADTM has a current squeeze value of $15.99 per share. Squeeze Value is computed from the average positive Friction Factor of 1,672 shares. When dividing 1,796,983 (50% of total shares shorted) by average Friction Factor we get a projected price move of $10.74. The target price is $5.25 + $10.74 = $15.99.

General Results

Past success in predictions regarding all predictions on the WealthMakers platform.

Our prediction engine has a track record that is second to none. See for our results.

Read Type	Avg Return	Avg Maturity Days	Hits	Misses	% Accurate
Insider	15.652	77.55	9845	461	95.53%
Group Correlation	7.364	15.06	1312	86	93.85%
SqueezeTrigger	12.569	22.07	8181	541	93.80%
Valuation	14.484	26.96	4201	302	93.29%
Seasonality	7.372	15.16	44582	4354	91.10%
PatternScan	8.376	11.36	149140	22391	86.95%
Events	6.907	11.24	3624	567	86.47%
GATS	5.345	7.91	49946	9858	83.52%
Earnings	8.632	10.27	22170	4439	83.32%
Naked Shorts	14.266	10.91	2387	629	79.14%
Friction Factor	7.366	3.63	5918	1686	77.83%

Prediction Success

Past success in predictions regarding Adaptive Medias Inc..

(OTC:ADTM), Down By 8.70% ($0.01) From $0.092 After BUYINS.NET Report Predicted Stock Would Go Down Due To Bearish Conditions
Wednesday, February 19, 2014 7:16 AM

(OTC:ADTM), Down By 6.25% ($0.01) From $0.080 After BUYINS.NET Report Predicted Stock Would Go Down Due To Bearish Conditions
Monday, February 10, 2014 7:16 AM

(OTC:ADTM), Up By 10.67% ($0.01) From $0.075 After BUYINS.NET Report Predicted Stock Would Go Up Due To Bullish Conditions
Thursday, January 30, 2014 7:17 AM

(OTC:ADTM), Down By 5.56% ($0.01) From $0.090 After BUYINS.NET Report Predicted Stock Would Go Down Due To Bearish Conditions
Tuesday, January 07, 2014 7:16 AM

Recent Headlines

Adaptive Medias, Inc. To Sit in on Expert Panel to Discuss Internet Trends at 2014 Wedbush ConferencePR Newswire(Tue, Oct 7)

Adaptive Medias, Inc. Appoints Digital Media & Finance Executive Mark Lambert to Board of DirectorsPR Newswire(Thu, Oct 2)

ADAPTIVE MEDIAS, INC. Files SEC form 8-K/A, Financial Statements and ExhibitsEDGAR Online(Wed, Oct 1)

ADAPTIVE MEDIAS, INC. Files SEC form 8-K, Regulation FD DisclosureEDGAR Online(Wed, Oct 1)

Adaptive Medias Inc. Retains BUYINS.NET to Surveil Short Sellers and Market MakersPR Newswire(Wed, Oct 1)

Digital Media and Entertainment Chief Sandy Grushow Joins Adaptive Medias, Inc.'s Advisory BoardPR Newswire(Mon, Sep 29)

ADAPTIVE MEDIAS, INC. Files SEC form 8-K/A, Financial Statements and ExhibitsEDGAR Online(Fri, Sep 26)

Adaptive Medias, Inc. Launches Flagship Platform: Media GraphPR Newswire(Fri, Sep 26)

UPDATE: "New to the Street" Locks in Mondays at 7:00am on ION's Flagstaff TV Station WPXN in New York Starting October 20thMarketwired(Tue, Sep 23)

Adaptive Medias, Inc. Closes $5.2 Million Private Placement Capital RaisePR Newswire(Mon, Sep 22)

Adaptive Medias, Inc. Launches Flagship Platform: Media GraphMarketwired(Thu, Sep 18)

Adaptive Medias, Inc. Announces Agreement to Raise $5.2 Million in Private PlacementMarketwired(Mon, Sep 15)

ADAPTIVE MEDIAS, INC. Files SEC form 8-K, Unregistered Sale of Equity Securities, Change in Directors or Principal OfEDGAR Online(Mon, Sep 15)

"New to the Street" Television Announces Air Dates and Times for Latest Featured Interviews With Adaptive Medias Inc. (OTCQB: ADTM), VizConnect (OTCQB: VIZC), Minerco (OTCQB: MINE) & STF GroupMarketwired(Thu, Sep 11)

Adaptive Medias, Inc. Elects Krishna Subramanian to Board of AdvisorsMarketwired(Wed, Sep 10)

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All material herein was prepared by WealthMakers, based upon information believed to be reliable. The information contained herein is not guaranteed by WealthMakers to be accurate, and should not be considered to be all-inclusive. The companies that are discussed in this opinion have not approved the statements made in this opinion. This opinion contains forward-looking statements that involve risks and uncertainties. This material is for informational purposes only and should not be construed as an offer or solicitation of an offer to buy or sell securities. WealthMakers is not a registered investment advisor in the State of California. Please consult a broker before purchasing or selling any securities viewed on or mentioned herein. WealthMakers has received $1,116 per month for data provided in six monthly reports. WealthMakers affiliates, officers, directors and employees do not own shares of the company mentioned in this report, but may from time to time buy/sell the shares discussed in this opinion and may profit from those trades. Market commentary provided by Thomas Ronk, a registered investment advisor and commodities trading advisor in California. WealthMakers will not advise as to when it decides to sell and does not and will not offer any opinion as to when others should sell; each investor must make that decision based on his or her judgment.